EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND
EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND
EATON VANCE TAX-MANAGED SMALL-CAP FUND
EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus dated March 1, 2022 as revised April 29, 2022

1.The following replaces “Fees and Expenses of the Fund” in “Fund Summaries” under “Eaton Vance Tax-Managed Equity Asset Allocation Fund”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 48 of this Prospectus and page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees(1)	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.68%	2.43%	1.43%
Advisory Fee Reduction(2)	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Expense Reduction	1.20%	1.95%	0.95%

(1)”Management Fees” have been restated to reflect the investment advisory agreement of the Fund effective July 1, 2022 and the investment advisory agreement of Tax-Managed Growth Portfolio effective January 13, 2023, as if such agreements were in effect for the fiscal year ended October 31, 2021.

(2)Pursuant to the Fund’s investment advisory agreement, the Fund’s investment advisory fee is reduced by the Fund’s allocable portion of the advisory fees of the Portfolios in which it invests.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$641	$886	$1,150	$1,903	$641	$886	$1,150	$1,903
Class C shares	$298	$612	$1,052	$2,080	$198	$612	$1,052	$2,080
Class I shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166

2.The following replaces the second paragraph under “Tax-Managed Growth Portfolio.” in “Further Information about the Portfolio(s)”:

Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.5575%
$500 million but less than $1 billion	0.4950%
$1 billion but less than $1.5 billion	0.4325%
$1.5 billion but less than $7 billion	0.3700%
$7 billion but less than $10 billion	0.3575%
$10 billion but less than $15 billion	0.3450%
$15 billion but less than $20 billion	0.3325%
$20 billion but less than $25 billion	0.3225%
$25 billion but less than $30 billion	0.3125%
$30 billion but less than $35 billion	0.3020%
$35 billion but less than $45 billion	0.2970%
$45 billion and over	0.2920%

February 7, 2023	41990 2.7.23